Oppenheimer Capital Appreciation Fund/VA

Supplement dated June 29, 2012 to the
Prospectus dated April 30, 2012

This supplement amends the Prospectus of Oppenheimer Capital Appreciation Fund/VA (the “Fund”), and is in addition to any other supplements.

1.	The section titled “Portfolio Manager,” on page 4, is deleted in its entirety and is replaced by the following:

Portfolio Managers. Julie Van Cleave, CFA, has been lead portfolio manager of the Fund since April 2010 and a Vice President of the Fund since May 2010. Michael Kotlarz has been co-portfolio manager of the Fund since June 29, 2012.

2.	The section titled “The Portfolio Manager, ” on page 8, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Julie Van Cleave, CFA, and Michael Kotlarz, who are primarily responsible for the day-to-day management of the Fund’s investments. Ms. Van Cleave has been lead portfolio manager of the Fund since April 2010 and a Vice President of the Fund since May 2010. Mr. Kotlarz has been co-portfolio manager of the Fund since June 29, 2012.

Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of the Manager since April 2010. Prior to joining the Manager, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Ms. Van Cleave is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Kotlarz has been a Vice President and Portfolio Manager of the Manager since June 29, 2012. Prior to joining the Manager as a Vice President and Senior Research Analyst in March 2008, he was a Managing Director of Equity Research at Ark Asset Management from March 2000 to March 2008. Mr. Kotlarz is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

June 29, 2012                                                                                                                                                                                     PS0610.007

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Supplement dated June 29, 2012
to the Statement of Additional Information dated April 30, 2012

This supplement amends the Statement of Additional Information of Oppenheimer Capital Appreciation Fund/VA (the “Fund”) dated April 30, 2012, and is in addition to any other supplements.

1.	The row in the table for Capital Appreciation Fund/VA in the section titled “Portfolio Managers,” on page 56, is deleted in its entirety and replaced by the following:

Fund Portfolio Manager(s)

Capital Appreciation Fund/VA Julie Van Cleave, Michael Kotlarz

2.

The first paragraph and the row in the table under Capital Appreciation Fund/VA in the section titled “Other Accounts Managed,” starting on page 56, are deleted in their entirety and replaced by the following:

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Anello, Bhaman, Govil, Kotlarz, Memani, Proctor, Ram, Steinmetz, Strzalkowski, Vardharaj, Welsh, Williams, Zibelli and Ziehl and Ms. Van Cleave, Wolf and Zervos also manage other investment portfolios or accounts on behalf of the Manager or its affiliates. The following tables provide information regarding those portfolios and accounts as of December 31, 2011 (or as of the most recent practicable date, as noted). Except for one registered investment company managed by Mr. Bhaman, no portfolio or account has a performance-based advisory fee:

Fund Name & Portfolio Managers	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Capital Appreciation Fund/VA
Julie Van Cleave	5	$6.44[4]	1	$146[2],4	0	$0[4]
Michael Kotlarz	5	$6.44[4]	1	$146[2],4	0	$0[4]
1.	In billions.

2.	In millions.

3.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

4.	Assets as of May 31, 2012.

3.	The section titled “Ownership of Fund Shares,” on page 59, is deleted in its entirety and replaced by the following:

Ownership of Fund Shares. As of December 31, 2011 (or as of June 22, 2012, in the case of Michael Kotlarz), the Portfolio Managers did not beneficially own any shares of the Funds, which are sold only through insurance companies to their contract owners.

June 29, 2012                                                                                                                                                                                         PX0610 .025